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                                                                Exhibit 10.19(c)


                                                                  CONFORMED COPY

                  SECOND AMENDMENT (this "AMENDMENT"), dated as of October 5, 2001, to the THREE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT dated August 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among CENDANT CORPORATION, a Delaware corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

                  WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  II. AMENDMENTS TO SECTION 1.

                  (a) Section 1 of the Credit Agreement is hereby amended by adding thereto the following definitions in their appropriate alphabetical order:

                  "AVIS SECURITIZATION ENTITY" means a Subsidiary of Avis (or another Person in which Avis or any of its Subsidiaries makes an investment or to which Avis or any of its Subsidiaries transfers Permitted Vehicle Collateral or an interest in Permitted Vehicle Collateral) which engages in no activities other than in connection with the ownership, leasing, operation and financing of Eligible Vehicles and other Permitted Vehicle Collateral and which is designated by the board of directors of Avis as a Securitization Entity and as to which:

                           (1) no portion of the Indebtedness or any other
                  obligations (contingent or otherwise) of which:

                                    (a) is guaranteed by the Borrower or any of
                           its Subsidiaries (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                                    (b) is recourse to or obligates the Borrower
                           or any of its Subsidiaries in any way other than pursuant to Standard Securitization Undertakings; or

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                                    (c) subjects any property or asset of the
                           Borrower or any of its Subsidiaries (other than a Securitization Entity), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

                           (2) neither the Borrower nor any of its Subsidiaries
                  has any material contract, agreement, arrangement or understanding (except in connection with a Purchase Money Note or Qualified Securitization Transaction) other than on terms no less favorable to the Borrower or such Subsidiary of the Borrower than those that might be obtained at the time from Persons that are not Affiliates of the Borrower, other than fees payable in the ordinary course of business in connection with servicing Permitted Vehicle Collateral; and

                           (3) neither the Borrower nor any of its Subsidiaries
                  has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

                  "PERMITTED TIMESHARE COLLATERAL" means, as of any date of determination:

                           (1) the collateral securing Timeshare Loan
                  Indebtedness and consisting of Timeshare Loans or a beneficial interest therein and the proceeds thereof;

                           (2) Timeshare Loans or a beneficial interest therein,
                  transferred to a Securitization Entity in connection with a Qualified Securitization Transaction and the proceeds thereof;

                           (3) any related assets which are customarily
                  transferred, or in respect of which security interests are customarily granted, in connection with asset securitizations involving Timeshare Loans; and

                           (4) any proceeds of any of the foregoing.

                  "TIMESHARE DEBT DOCUMENTS" shall mean the instruments and agreements pursuant to which any indebtedness of any Timeshare Subsidiary has been issued, is outstanding or is permitted to exist.

                  "TIMESHARE LOAN INDEBTEDNESS" shall mean any Indebtedness secured by or payable from Permitted Timeshare Collateral.

                  "TIMESHARE LOAN" shall mean any loan made to finance the acquisition of a timeshare, including a timeshare that has not yet been completed, any installment contract for the purchase of a timeshare, or any other arrangement in the nature of a financing of the purchase of a timeshare, and all security therefor and proceeds thereof.

                  "TIMESHARE PROPERTY" shall mean any property used or intended to be used for development, in whole or in part, of a timeshare regime, including but not limited to real property, improvements thereon, any condominium, any portion of such a development, any unit or units subjected to a timeshare regime, any fixed week intervals, any undivided

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                                                                               3


         interests, any notional "points" afforded to owners of timeshares, any common areas, and any other form of ownership of, or entitlement to occupy real estate that forms a part of, or is subject to, a timeshare regime under applicable state law.

                  "TIMESHARE SECURITIZATION ENTITY" means in the case of a Subsidiary of a Timeshare Subsidiary (or another Person in which a Timeshare Subsidiary makes an investment or to which any Timeshare Subsidiary transfers Permitted Timeshare Collateral or an interest in Permitted Timeshare Collateral) which engages in no activities other than in connection with the ownership, leasing, operation and financing of Timeshare Properties and other Permitted Timeshare Collateral and which is designated by the board of directors of a Timeshare Subsidiary as a Securitization Entity and as to which:

                           (1) no portion of the Indebtedness or any other
                  obligations (contingent or otherwise) of which:

                                    (a) is guaranteed by the Borrower or any of
                           its Subsidiaries (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                                    (b) is recourse to or obligates the Borrower
                           in any way other than pursuant to Standard
                           Securitization Undertakings; or

                                    (c) subjects any property or asset of the
                           Borrower or any of its Subsidiaries (other than a Securitization Entity), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

                           (2) neither the Borrower nor any of its Subsidiaries
                  has any material contract, agreement, arrangement or understanding (except in connection with a Purchase Money Note or Qualified Securitization Transaction) other than on terms no less favorable to the Borrower or such Subsidiary of the Borrower than those that might be obtained at the time from Persons that are not Affiliates of the Borrower, other than fees payable in the ordinary course of business in connection with servicing Permitted Timeshare Collateral; and

                           (3) neither the Borrower nor any of its Subsidiaries
                  has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

                  "TIMESHARE SUBSIDIARY" shall mean Fairfield, its Subsidiaries, or any other direct or indirect Subsidiary of the Borrower that is in the business of developing, owning, selling, managing or financing Timeshare Properties.

                  "UPPER DECS" shall mean the securities, consisting of 6.75% senior notes of the Borrower due 2006 and forward purchase contracts to purchase the Borrower's common stock in August 2004, issued on July 27, 2001 pursuant to the Prospectus Supplement, dated as of July 20, 2001.

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                                                                               4


          (b) Section 1 of the Credit Agreement is hereby amended by deleting the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following definitions:

                  "COMMITMENT PERCENTAGE" shall mean, as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the Total Commitment or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans and L/C Exposure then outstanding constitutes of the aggregate principal amount of the Loans and L/C Exposure then outstanding.

                  "CONSOLIDATED EBITDA" shall mean, without duplication, for any period for which such amount is being determined, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) depreciation expense (excluding any such expense attributable to depreciation of Eligible Vehicles which are included in a Qualified Securitization Transaction), (iv) Consolidated Interest Expense, (v) amortization expense, (vi) other non-cash items reducing Consolidated Net Income, plus (vii) any cash contributions by the Borrower and its Subsidiaries during such period into the Settlement Trust minus (viii) any cash expenditures during such period to the extent such cash expenditures (x) did not reduce Consolidated Net Income for such period and (y) were applied against reserves that constituted non-cash items which reduced Consolidated Net Income during prior periods, all as determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries in accordance with GAAP. Notwithstanding the foregoing, in calculating Consolidated EBITDA pro forma effect shall be given to each acquisition of a Subsidiary or any entity acquired in a merger in any relevant period for which the covenants set forth in Sections 6.7 and 6.8 are being calculated as if such acquisition had been made on the first day of such period.

                  "CONSOLIDATED INTEREST EXPENSE" shall mean for any period for which such amount is being determined, total interest expense paid or payable in cash (including that properly attributable to Capital Leases in accordance with GAAP but excluding in any event all capitalized interest and amortization of debt discount and debt issuance costs) of the Borrower and its Consolidated Subsidiaries on a consolidated basis including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net cash costs (or minus net profits) under Interest Rate Protection Agreements MINUS, without duplication, any interest income of the Borrower and its Consolidated Subsidiaries on a consolidated basis during such period. Notwithstanding the foregoing, interest expense on any Avis Securitization Indebtedness or any Timeshare Loan Indebtedness, shall be deemed not to be included in Consolidated Interest Expense.

                  "CONSOLIDATED NET WORTH" shall mean, as of any date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries at such date plus mandatorily redeemable preferred securities issued by Subsidiaries of the Borrower (other than PHH and its Subsidiaries) plus 80% of the aggregate amount outstanding under the Upper DECS which is, at the date as of which Consolidated Net Worth is to be determined, includable as a liability on a consolidated balance sheet of the Borrower and

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                                       5


         its Subsidiaries. Consolidated Net Worth shall include the Borrower's equity interest in PHH.

                  "CONSOLIDATED TOTAL INDEBTEDNESS" shall mean (i) the total amount of Indebtedness of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis using GAAP principles of consolidation, which is, at the dates as of which Consolidated Total Indebtedness is to be determined, includable as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries, plus
         (ii) without duplication of any items included in Indebtedness pursuant to the foregoing clause (i), Indebtedness of others which the Borrower or any of its Consolidated Subsidiaries has directly or indirectly assumed or guaranteed (but only to the extent so assumed or guaranteed) or otherwise provided credit support therefor, including without limitation, Guaranties; PROVIDED that, for purposes of this definition,
         (a) any Avis Securitization Indebtedness shall not be deemed Indebtedness, (b) any Timeshare Loan Indebtedness shall not be deemed Indebtedness and (c) only 20% of the aggregate amount outstanding under the Upper DECS which is, at the dates as of which Consolidated Total Indebtedness is to be determined, includable as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries, shall be deemed Indebtedness. In addition, for purposes of this definition, the amount of Indebtedness at any time shall be reduced (but not to less than zero) by the amount of Excess Cash.

                  "FAIRFIELD" shall mean Fairfield Resorts Inc., a Delaware corporation (formerly Fairfield Communities, Inc.).

                  "HOTEL SUBSIDIARY" shall mean any Subsidiary of the Borrower which (a) is engaged as its principal activity, in the hotel franchising business or related activities or (b) owns or licenses from a Person other than the Borrower or another Subsidiary, any proprietary right related to the hotel franchising business.

                  "PURCHASE MONEY NOTE" means a promissory note of a Securitization Entity evidencing a line of credit, which may be irrevocable, from Avis or any of its Subsidiaries or a Timeshare Subsidiary to a Securitization Entity or representing the deferred purchase price for the purchase of assets by such Securitization Entity from Avis or any of its Subsidiaries or Timeshare Subsidiary, as the case may be, in each case in connection with a Qualified Securitization Transaction, which note is repayable from cash available to the Securitization Entity, other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts paid in connection with the purchase of Eligible Vehicles, Eligible Leases, Fleet Receivables or a beneficial interest therein, in the case of an Avis Securitization Entity, or a Timeshare Loan, in the case of a Timeshare Securitization Entity.

                  "QUALIFIED SECURITIZATION TRANSACTION" means (x) any transaction or series of transactions that may be entered into by Avis or any of its Subsidiaries pursuant to which Avis or any of its Subsidiaries may sell, convey or otherwise transfer to (1) a Securitization Entity (in the case of a transfer by Avis or any of its Subsidiaries) or (2) any other Person (in the case of a transfer by a Securitization Entity), or may grant a security interest in, any Permitted Vehicle Collateral (whether now existing or arising in the future) of Avis or any of its Subsidiaries, and any assets related thereto including,

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                                       6


         without limitation, the proceeds of such Permitted Vehicle Collateral or (y) any transaction or series of transactions that may be entered into by any Timeshare Subsidiary pursuant to which any Timeshare Subsidiary may sell, convey or otherwise transfer to (1) a Securitization Entity (in the case of a transfer by any Timeshare Subsidiary) or (2) any other Person (in the case of a transfer by a Securitization Entity), or may grant a security interest in, any Permitted Timeshare Collateral (whether now existing or arising in the future) of any Timeshare Subsidiary, and any assets related thereto including, without limitation, the proceeds of such Permitted Timeshare Collateral.

                  "SECURITIZATION ENTITY" means an Avis Securitization Entity or a Timeshare Securitization Entity.

                  "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, guaranties, covenants and indemnities entered into by Avis or any of its Subsidiaries or any Timeshare Subsidiary which are reasonably customary in securitizations.

                  III. AMENDMENTS TO SECTION 6.

                  (a) Section 6.1 of the Credit Agreement is hereby amended by deleting Section 6.1(j) thereof in its entirety and substituting in lieu thereof the following:

                           (j) any Indebtedness (other than Timeshare Loan
                  Indebtedness) of any Timeshare Subsidiary, to the extent issued, outstanding or permitted to exist pursuant to the terms of any Fairfield Debt Documents as of the date of the Fairfield Merger, or to the extent issued, outstanding or permitted to exist pursuant to the terms of any other Timeshare Debt Documents as of the date of the acquisition of the related Timeshare Subsidiary; and, in each case, any renewal, extension or modification of such Indebtedness so long as (i) such renewal, extension or modification is effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders and (ii) the principal amount of such Indebtedness issued, outstanding or permitted to exist pursuant to the terms of the Fairfield Debt Documents or Timeshare Debt Documents, as applicable, is not increased directly or indirectly;

                  (b) Section 6.1 of the Credit Agreement is hereby amended by making clauses (k) and (l) thereof into clauses (l) and (m) thereof, respectively, and adding thereto the following new clause (k):

                           (k) any Timeshare Loan Indebtedness;

                  (c) Section 6.1 of the Credit Agreement is hereby amended by deleting Section 6.1(m) thereof in its entirety and substituting in lieu thereof the following:

                           (m) in addition to the Indebtedness permitted by
                  paragraphs (a) - (l) above, Indebtedness of PHH and its Subsidiaries so long as, after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof, the ratio of Indebtedness (other than Avis Securitization Indebtedness and Timeshare Loan Indebtedness) of PHH and its Subsidiaries to consolidated shareholders' equity of PHH is less than 8 to 1.

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                  (d) Section 6.3 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  SECTION 6.3 HOTEL SUBSIDIARIES.

                           No Hotel Subsidiary shall incur or suffer to exist
                  any obligation to advance money to purchase securities from, or otherwise make any investment in, any Person engaged in the gaming business, PROVIDED that any Hotel Subsidiary may make any such investment in any such Person so long as such Person does not become a Material Subsidiary as a result thereof.

                  (e) Section 6.5 of the Credit Agreement is hereby amended by adding thereto the following clause (m):

                  (m) any Liens securing Indebtedness and related obligations of the Borrower or any of its Material Subsidiaries to the extent such Indebtedness and related obligations are permitted under Section 6.1(k) hereof;

                  (f) Section 6.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                           SECTION 6.6 SALE AND LEASEBACK.

                  Enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions the Borrower or any of its Subsidiaries sells essentially all of its right, title and interest in a material asset and the Borrower or any of its Subsidiaries acquires or leases back the right to use such property except that the Borrower and its Subsidiaries may enter into sale-leaseback transactions relating to assets not in excess of $200,000,000 in the aggregate on a cumulative basis, and except (a) any arrangements of Fairfield or any of its Subsidiaries existing as of the date of the Fairfield Merger and any renewals, extensions or modifications thereof, or replacements or substitutions therefor, so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect, (b) in connection with the issuance of Avis Securitization Indebtedness and (c) in connection with the issuance of Timeshare Loan Indebtedness.

                  (g) Section 8.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                           SECTION 8.6 REIMBURSEMENT AND INDEMNIFICATION.

                           Each of the Lenders severally and not jointly agrees
                  (i) to reimburse the Administrative Agent, in the amount of its proportionate share of the Total Commitment in effect on the date on which such reimbursement is sought (or, if reimbursement is sought after the date upon which the Total Commitment shall

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                                                                               8


                  have been terminated in its entirety, in the amount of its proportionate share of the Total Commitment immediately prior to such date), for any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the administration or enforcement thereof not reimbursed by the Borrower or one of its Subsidiaries; (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees, or agents, on demand, in the amount of its proportionate share of the Total Commitment in effect on the date on which such indemnification is sought (or, if indemnification is sought after the date upon which the Total Commitment shall have been terminated in its entirety, in the amount of its proportionate share of the Total Commitment immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the Fundamental Documents or any action taken or omitted by it or any of them under the Fundamental Documents to the extent not reimbursed by the Borrower or one of its Subsidiaries (except such as shall result from the gross negligence or willful misconduct of the Person seeking indemnification); and (iii) to indemnify and hold harmless the Issuing Lenders and any of their respective directors, officers, employees, or agents or demand in the amount of its proportionate share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements of any kind or nature whatever which may be imposed or incurred by or asserted against it relating to or arising out of the issuance of any Letters of Credit not reimbursed by the Borrower or one of its Subsidiaries (except such as shall result from the gross negligence or willful misconduct of the Person seeking indemnification).

                  (h) Section 9.1 of the Credit Agreement is hereby amended by deleting the first sentence of such Section in its entirety and substituting in lieu thereof the following:

                           Notices and other communications provided for herein
                  shall be in writing and shall be delivered or mailed (or in the case of telegraphic communication, if by telegram, delivered to the telegraph company and, if by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sending party hereto, delivered by such equipment) addressed, if to the Administrative Agent or Chase, to it at 270 Park Avenue, New York, New York 10017-2070 Attn: Sandra Miklave, with a copy to Randolph Cates, or if to the Borrower, to it at 9 West 57th Street, New York, NY 10019 Attention:
                  Kevin Sheehan, Chief Financial Officer and Eric J. Bock, Senior Vice President and Corporate Secretary, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, Attn: James Douglas, or if to a Lender, to it at its address notified to the Administrative Agent (or set forth in its Assignment and Acceptance or other agreement pursuant to which it became a Lender hereunder), or such other address as such party may from time to time designate by giving written notice to the other parties hereunder.

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                                                                               9


                  (i) Section 9.8 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                           SECTION 9.8 EXTENSION OF MATURITY.

                           Except as otherwise specifically provided in Article
                  1 or 8 hereof, should any payment of principal of or interest on the Notes or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.

                  IV. EFFECTIVE DATE. This Amendment shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment, and the Administrative Agent shall have received evidence of the effectiveness of the Amended and Restated Credit Agreement, dated as of October 5, 2001, among the Borrower, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent.

                  V. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) each of the representations and warranties in
Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and
(b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  VI. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

                  VII. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  VIII. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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                                                                              10


                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                   CENDANT CORPORATION


                                   By:      /s/ Kevin M. Sheehan
                                            ---------------------
                                            Name:  Kevin M. Sheehan
                                            Title: Chief Financial Officer


                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as a Lender


                                   By:      /s/ Randolph E. Cates
                                            ---------------------
                                            Name:  Randolph E. Cates
                                            Title: Vice President

                                                     AMSOUTH BANK


                                   By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                   BNP PARIBAS


                                   By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                   BANK OF AMERICA, N.A.


                                   By:      /s/ Igor Suica
                                            ------------------------------------
                                            Name:  Igor Suica
                                            Title: Vice President


                                   THE BANK OF NEW YORK


                                   By:      /s/ Eliza Adams
                                            ------------------------------------
                                            Name:  Eliza Adams
                                            Title: Vice President


                                   THE BANK OF NOVA SCOTIA


                                   By:      /s/ Brian Allen
                                            ------------------------------------
                                            Name:  Brian Allen
                                            Title: Managing Director

                                   BANK ONE, NA (MAIN BRANCH CHICAGO)


                                   By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                   CITIBANK, N.A.


                                   By:      /s/ William G. Martens
                                            ------------------------------------
                                            Name:  William G. Martens
                                            Title: Managing Director


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:      /s/ Rod Hurst
                                            ------------------------------------
                                            Name:  Rod Hurst
                                            Title: Vice President


                                   CREDIT SUISSE FIRST BOSTON


                                   By:      /s/ Bill O'Daly
                                            ------------------------------------
                                            Name:  Bill O'Daly
                                            Title: Vice President

                                   By:      /s/ Kristin Lepri
                                            ------------------------------------
                                            Name:  Kristin Lepri
                                            Title: Assistant Vice President


                                   FIRST UNION NATIONAL BANK


                                   By:      /s/ Dawn P. Weiss
                                            ------------------------------------
                                            Name: Dawn P. Weiss
                                            Title: Vice President

                                   THE FUJI BANK, LIMITED


                                   By:      /s/ Yuji Tanaka
                                            ------------------------------------
                                            Name:  Yuji Tanaka
                                            Title: Vice President & Manager


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                   By:      /s/ Akihiko Mabuchi
                                            ------------------------------------
                                            Name:  Akihiko Mabuchi
                                            Title: Senior Vice President


                                   MELLON BANK, N.A.


                                   By:      /s/ J. Wade Bell
                                            ------------------------------------
                                            Name:  J. Wade Bell
                                            Title: Vice President


                                   THE NORTHERN TRUST COMPANY


                                   By:
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                                            Name:
                                            Title:


                                   NATIONAL WESTMINSTER BANK PLC


                                   By:
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                                            Name:
                                            Title:


                                   THE SANWA BANK, LIMITED


                                   By:
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                                            Name:
                                            Title:
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                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:      /s/ P.R.C. Knight
                                            ------------------------------------
                                            Name:  P.R.C. Knight
                                            Title: Senior Vice President


                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                   NEW YORK BRANCH


                                   By:
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                                            Name:
                                            Title:

                                   By:
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                                            Title: